                                                                   EXHIBIT 10(a)


                                                         DECEMBER EXECUTION COPY


     THE SECURITIES REFERENCED IN THIS AGREEMENT HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                  10% CONVERTIBLE PREFERRED PURCHASE AGREEMENT

                                EMB CORPORATION

THIS AGREEMENT is made as of this    day of December 1997, between EMB
Corporation, a Hawaii corporation (the "Company"), with its principal offices at 3200 Bristol, 8th Floor, Costa Mesa, California, 92626 and the Purchasers of the securities referenced in this Agreement (each, individually, a "Purchaser" and collectively the "Purchasers"), identified on Schedule I hereto.


     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchasers hereby agree as follows:

     Section 1.     Certain Definitions.      For purposes of this Agreement:
                    -------------------

     "Agreement" means this 10% Convertible Preferred Purchase Agreement including all Exhibits and Attachment hereto.

     "Closing" means the completion of the transactions required on the Closing Date.

     "Closing Date" means the date of the delivery of the original Preferred Stock and original Warrants to the Purchasers against the Purchasers' payment, by wire transfer, of the purchase price to the Company.

     "Closing Price" shall mean the last transaction bid price as reported on NASD, Electronic Bulletin Board or on any NASDAQ or other national or regional securities exchange on which the Common Stock may subsequently be listed. In the event no transaction is reported on any day during such period, Closing Price shall be the closing bid price for the Common Stock on such day.

     "Common Stock" means the Common Stock of the Company, no par value.

     "Conversion Date" means the date on which the Purchaser has telecopied the Notice of Conversion to the Company.

     "Conversion Price" means an amount equal to the lesser of (a) One Hundred (100%) percent of the average Closing Price for five (5) trading days ending on the day before the Closing Date (the "Closing Date Price); or (b) Seventy-Five (75%) Percent of the average Closing Price for the Common Stock during the five
(5) trading days ending on the day before the Conversion Date (the "Conversion Date Price); provided, however, that not more than that number of shares determined by dividing the principal amount by a conversion price of One Dollar and Fifty Cents ($1.50) per share shall be required to be issued by the Company upon conversion of the Preferred Stock. For example, with respect to Preferred Stock in the principal amount of $100,000, not more than 66,666 Common Shares shall be required to be issued. In the event that, upon conversion, the holders of Preferred Stock will receive more than a maximum number of shares permitted to be issued upon conversion of such Preferred Stock, then Section 2.3(b) of this Agreement shall apply.

     "Conversion Shares" means the Underlying Common Stock issued upon the conversion of the Preferred Stock.

     "Preferred Stock" means the 10% Convertible Preferred Stock, Series B, of the Company, each Share convertible into Common Stock of the Company as herein provided.

     "Warrant" or "Warrants" means the Warrant from the Company to be purchased on the Closing Date.

     Section 2.     Authorization and Sale of Preferred Stock.
                    ------------------------------------------

     2.1  Agreement to Execute and Deliver the Preferred Stock.  On the Closing
          ----------------------------------------------------
Date, subject to the terms and conditions hereof, the Company will sell to each Purchaser, and each Purchaser will purchase from the Company, that number of shares of its Preferred Stock, no par value, set forth opposite the Purchaser's name and signature on Schedule I hereto for the purchase price set forth opposite such Purchaser's name and signature, having the privileges, qualifications and designations set forth in Exhibit A hereto.

     2.2  Authorization.   Subject to the terms and conditions of this
          --------------
Agreement, the Company has authorized the execution and delivery of the Preferred Stock.

     2.3       Permissive/Mandatory Redemption.
               -------------------------------

     (a) In the event of any noticed conversion of the Preferred Stock at a Conversion Price of less than One Dollar and Fifty Cents ($1.50) per common share, the Company has the right to redeem the Preferred Stock within six (6) business days of receipt of a Notice of Conversion from Purchaser, in whole or in part, in cash at One Hundred Eighteen (118%) percent of the outstanding purchase price of the Preferred Stock plus accrued unpaid dividends. Upon notice of its right to redeem the Preferred Stock the Company shall immediately wire transfer the appropriate amount of funds to the Purchaser. If after six
(6) business days from the date the notice of redemption is received by the Purchaser the funds have not been received by the Purchaser, then the Purchaser shall again have the right to convert the Preferred Stock and the Company shall have the right to redeem the Preferred Stock but only upon simultaneously sending a notice of redemption to the Purchaser and wire transferring the appropriate amount of funds.

     (b) In the event that, upon conversion, the holders of any Preferred Stock would be entitled to more than the maximum number of shares required to be issued upon conversion thereof and redemption under subsection (a) of this
Section 2.3. is not invoked, then the Company shall issue the maximum number of Conversion Shares and shall redeem at One Hundred and Eighteen (118%) percent of the amount thereof the remaining outstanding purchase price of such Preferred Stock plus accrued unpaid dividends, within six (6) business days thereafter, or shall, in the alternative, issue Conversion Shares in excess of the maximum number, provided, however, that in no event shall the Company issue Conversion Shares in excess of the number thereof registered pursuant to the Convertible Shares Registration Rights Agreement.

     2.4  Warrants Issuable Upon Closing.  As additional consideration
          ------------------------------
hereunder, the Company will sell, issue and deliver to Purchaser, Warrants to purchase a total of Twelve Thousand Five Hundred (12,500) Shares of the Company's Common Stock for each $100,000 of Preferred Stock being issued to the Purchaser. The initial exercise price of the Warrants shall be the Closing Price. The exercise price of the Warrants shall be subject to adjustment as provided in the Warrants.

     2.5  Time and Place of Closings.  The Closings shall be held at the law
          --------------------------
offices of D. David Cohen.

     2.6  Payment and Delivery.  At or prior to the Closing, the following shall
          --------------------
occur:

     (a) The Company shall deliver or cause to be delivered to Purchaser the Preferred Stock and Warrants, substantially in the form set forth in Exhibits A and B hereto, respectively, bearing the original signatures of authorized signatures. At such time Purchaser shall remit, by wire transfer, the Purchase Price to the Company, or to the Company's Escrowee.

     (b)  Wire instructions are:

                   For the Company         For the Escrowee
                   ---------------         ----------------

Bank Name:         Comercia                Chase
Account Name:      EMB Corporation,        D. David Cohen,
                   General Account         Special Escrow
Account #:         8681009497              876-500786765
Transit #:         121137522               021000021

     Section 3.  General Representations and Warranties of the Company.  The
                 -----------------------------------------------------
Company hereby represents and warrants to, and covenants with, the Purchasers, and each of them severally, that the following are true and correct as of the date hereof.

     3.1  Organization; Qualification.  The Company is a corporation duly
          ---------------------------
organized and validly existing under the laws of Hawaii and is in good standing under such laws. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company.

     3.2  Capitalization and Conversion.  The authorized capital stock of the
          -----------------------------
Company consists of: Shares of Common Stock, no par value, of which 8,191,176 shares of Common Stock have been duly authorized and validly issued as of November 20, 1997, and are fully paid and nonassessable and 648,648 shares of its 8% Preferred Stock, no par value, Series A. As of the Closing Date, the Company had reserved from its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock for issuance upon conversion of the aggregate principal of the Preferred Stock and exercise of the Warrants.

     3.3  Authorization. The Company has all requisite corporate right, power
          -------------
and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Conversion Shares and the performance of the Company's obligations hereunder has been or will be taken before the Closing Date. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 7.3 of this Agreement. Upon their issuance and delivery pursuant to this Agreement, the Conversion Shares will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances except for those imposed by or on behalf of the Purchaser, its creditors or agents.

     3.4  No Conflict. The execution and delivery of this Agreement do not, and
          -----------
the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation, and any amendments thereto, Bylaws and any amendments thereto of the Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order decrees statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets.

     3.5  Accuracy of Reports and Information.  The Company is in compliance, to
          -----------------------------------
the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is listed and trades on the NASD, Electronic Bulletin Board Market.

     The Company has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the Closing Date (or for such shorter period that the Company has been required to file such material).

     3.6  SEC Filings/Full Disclosure.  None of the Company's filings with the
          ---------------------------
Securities and Exchange Commission (the "Reports") contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, and (ii) the Company has timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

     There is no fact known to the Company (other then general economic conditions known to the public generally) that has not been publicly disclosed by the Company or disclosed in writing to the Purchaser which (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or on earnings, business affairs, properties or assets of the Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

     3.7  Absence of Undisclosed Liabilities.  The Company has no material
          ----------------------------------
liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the Reports (as hereinafter defined) or as incurred in the ordinary course of business after the date of the Reports.

     3.8  Governmental Consent, etc. No consent, approval or authorization of or
          -------------------------
designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Preferred Stock, or the consummation of any other transaction contemplated hereby, except the filing with the SEC of a REGISTRATION statement for the purpose of registering the Common Stock underlying the Preferred Stock.

     3.9  Intellectual Property Rights.  Except as disclosed in the Reports, the
          ----------------------------
Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as presently conducted. To the Company's knowledge, neither the Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company.

     3.10 Material Contracts.  Except as set forth in the Reports, the material
          ------------------
agreements to which the Company is a party described in the Reports are valid agreements, in full force and effect, the Company is not in material breach or material default (with or without notice of lapse of time, or both) under any of such agreements, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice of lapse of time, or both) under any of such agreements.

     3.11 Litigation.  Except as disclosed in the Reports, there is no action,
          ----------
proceedings or investigation pending, or to the

Company's knowledge threatened, against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Company. The Company is not a party to or subject to the provisions of any order, writ injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate which will materially effect the Company.

     3.12 Title to Assets.  Except as disclosed in the Reports, the Company has
          ---------------
good and marketable title to all properties and material assets described in the Reports as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

     3.13 Subsidiaries.  Except as disclosed in the Reports and the financial
          ------------
statements, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

     3.14 Required Governmental Permits. The Company is in possession of, and
          -----------------------------
operating in material compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

     3.15 Listing of the Common Stock.  The Company will maintain the listing of
          ---------------------------
its Common Stock on the NASD, Electronic Bulletin Board, and intends to promptly seek listing of the Common Stock on the American Stock Exchange or NASDAQ.

     3.16 Other Outstanding Securities.  Except as disclosed in the Reports,
          ----------------------------
there are no other material outstanding debt or equity securities presently Convertible into Common Stock.

     3.17 Legal Opinion. Purchaser shall, upon the purchase of the Preferred
          -------------
Stock and Warrants, receive an opinion letter from Stephen A. Zrenda, Jr., P.C., as special counsel to the Company to the effect that:

     (i) The Company is duly authorized and validly existing under the laws and jurisdiction of its incorporation. The Company and/or its subsidiaries are duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the Company and/or its subsidiaries owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has all requisite corporate power and authority to own its properties and conducts its business.

     (ii) There is no action, proceeding or investigation pending, or, to such counsel's knowledge, threatened, against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Company.

     (iii) The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

     (iv) There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

     (v) All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

     (vi) The Preferred Stock to be issued at the closing has been properly issued under the Company's Certificate of Incorporation.

     (vii) The Purchase Agreement, the issuance of the Preferred Stock and the Warrants and the issuance of Common Stock upon conversion of the Preferred Stock and exercise of the Warrants, have been duly approved by all required corporate action and that all such securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

     (viii) The issuance of the Preferred Stock will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

     (ix) Assuming the accuracy of the representations and warranties of the Company and the Purchaser set forth in the Agreement, the offer, issuance and sale of the Preferred Stock, Warrants, Conversion Shares and the Warrant Shares to be issued upon exercise to the Purchaser pursuant to the Convertible Preferred Purchase Agreement are or will be exempt from the REGISTRATION requirements of the Securities Act, upon compliance with Rule 506 of Regulation D promulgated under the Act.

     3.18 Dilution. The Company is aware and acknowledges that conversion of the
          --------
Preferred Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

     Section 4.  Representations, Warranties and Covenants of the Purchasers.
                 -----------------------------------------------------------
Each Purchaser, severally as to itself, and not as to any other Purchaser, represents and warrants to, and covenants with the Company that the following are true and correct as of the date hereof and will be true and correct as of the Closing Date.

     4.1  Authority. The Purchaser has all requisite right, power and authority
          ---------
to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All action on the party of the Purchaser, members or partners necessary for the authorization, execution, delivery and performance of this Agreement, and the purchase of the Preferred Stock and Warrants as well as its respective conversion and exercise, and the performance of the Purchaser's obligations hereunder, has been taken. The Purchaser's signatory has all right, power, authority and capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and will constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 7.3 of this Agreement.

     4.2  Investment Experience. Purchaser is an "accredited investor" as
          ---------------------
defined in Rule 501(a) of Regulation D under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company, including but not limited to the Reports, to reach an informed and knowledgeable decision to acquire the Preferred Stock and Warrants. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Preferred Stock and Warrants.

     4.3  Investment Intent. Without limiting its ability to resell the
          -----------------
underlying Common Stock pursuant to an effective REGISTRATION statement, Purchaser represents that it is purchasing the Preferred Stock and Warrants for its own account as principal for investment purposes only, and not with a view to a re-distribution. thereof. Purchaser understands that its acquisition of the Preferred Stock and Warrants have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchaser or otherwise acquire or take a pledge of) any of the Preferred Stock, Warrants or the underlying Common Stock, except in compliance with the Securities Act and any applicable state securities laws, and the rules and regulations promulgated thereunder.

     4.4  Registration or Exemption Requirements. Purchaser further
          --------------------------------------
acknowledges and understands that the Preferred Stock, Warrants or the Conversion Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available. Purchaser understands that the Preferred Stock, Warrants and, if converted or exercised as the case may be, the Conversion Shares and Shares underlying the Warrants will be imprinted with a legend that prohibits the transfer of such securities unless (i) registered or such registrations is not required pursuant to an exemption therefrom, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

     4.5  No Legal, Tax or Investment Advice.  Purchaser understands that
          ----------------------------------
nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Preferred Stock and Warrants constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Preferred Stock and the Warrants.

     4.6  Purchaser Review.  Purchaser hereby represents and warrants that the
          ----------------
Purchaser has carefully examined the Reports, and the financial statements contained therein. The Purchaser acknowledges that the Company has made available to the Purchaser all documents and information that it has requested relating to the Company and has provided answers to all of its questions concerning the Company, the Preferred Stock and the Warrants.

     4.7  Certain Risks.  The Purchaser recognizes that the purchase of the
          -------------
Preferred Stock, Warrants and the Conversion Shares and shares underlying the Warrants involves a high degree of risk in that:

     (i) an investment in the Company is highly speculative and only investors who afford the loss of their entire investment should consider investing in the Company and the Preferred Stock, Warrants and the respective underlying securities;

     (ii)  the Purchaser may not be able to liquidate its investment;

     (iii) transferability of the Preferred Stock, Warrants and Conversion Shares and shares underlying the Warrants is extremely limited;

     (iv) in the event of any disposition, Purchaser could sustain substantial losses on its investment;

     (v) the holders of the Preferred Stock are not entitled to a controlling vote in the business and affairs of the Company;

     (vi) no return on investment, whether through distributions, appreciation, transferability or otherwise, and no performance by, through or of the Company, has been promised, assured, represented or warranted by the Company, or by any director, officer, employee, agent or representative thereof;

     (vii) while the Common stock is presently quoted and traded on the NASD, Electronic Bulletin Board Market, and while this Agreement provides for certain registration rights, the Preferred Stock, Warrants and the Conversion Shares and the shares underlying the Warrants:

     (a) are not registered under applicable federal or state securities laws, and thus may not be sold, conveyed, assigned or transferred unless registered under such laws or unless an exemption from registration is available under such laws, as more fully described below; and

     (b) are not quoted, traded or listed for trading or quotation on any organized market or quotation system, and there is therefore no present public or other market for such Preferred Stock or Warrants, nor can there by any assurance that the Common Stock will continued to be quoted, traded or listed for trading or quotation on the NASD, Electronic Bulletin Board Market or on any other organized market or quotation system.

     4.8  No Registration, Review  or Approval.  The Purchaser acknowledges and
          ------------------------------------
understands that the private offering and sale of the Preferred Stock, Warrants and the Conversion Shares pursuant to this Agreement has not been reviewed or approved by the SEC or by any state securities commission, authority or agency, and is not registered under the Act or under the securities or "blue sky" laws, rules or regulations of any state. The Purchaser acknowledges, understands and agrees that the Preferred Stock, Warrants and the Conversion Shares are being offered and sold hereunder pursuant to (i) a private placement exemption to the registration provisions of the Act pursuant to Section 4(2) of such Act and Regulation D promulgated thereunder and (ii) a similar exemption to the registration provisions of applicable state securities laws.

     Section 5. Conditions to the Purchaser's Obligation to Purchase.  The
                ----------------------------------------------------
Company understands that the Purchaser's obligation to purchase the Preferred Stock and Warrants is conditioned upon:

     (a) Acceptance by Purchaser of this Convertible Preferred Purchase Agreement, as evidenced by the execution of this Agreement by its authorized officers;

     (b)  Delivery of the Original Preferred Stock and Warrants to Purchaser;

     (c)  Delivery of legal opinion as required by this Agreement; and

     (d) Execution and delivery by the Company of the Registration Rights Agreement in the form of Attachment I;

     Section 6. Conditions to Company's Obligation to Sell.  Purchaser
                ------------------------------------------
understands that the Company's obligation to sell the Preferred Stock and Warrants is conditioned upon:

     (a) The receipt and acceptance by the Company of this Convertible Preferred Purchase Agreement, as evidence by execution of this Agreement by any duly authorized signatory for the Purchaser; and

     (b) Delivery to the Company of good funds as payment in full for the purchase of the Preferred Stock and Warrants.

     (c) Execution and delivery by the Purchaser of the Registration Rights Agreement in the form Attachment I.

     Section 7.     Compliance with the Securities Act.
                    ----------------------------------

     7.1  Registration Rights Agreement.  The parties will enter into a
          -----------------------------
Registration Rights Agreement, annexed hereto as Attachment I.

     7.2  Underwriter.  The Company understands that the Purchaser disclaims
          -----------
being an "underwriter" (as such term is defined under the Securities Act and the rules and regulations promulgated thereunder (an "Underwriter"), but Purchaser being deemed an Underwriter shall not relieve the Company of any obligation it has hereunder, except as may be required by law.

     7.3  Indemnification.  Each of the Company and the Purchaser agrees to
          ---------------
indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

     7.4  Information Available.  So long as any Preferred Stock is outstanding,
          ---------------------
the Company will furnish to Purchaser:

     (a) as soon as possible after available (but in the case of the Company's Annual Report to Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual report shall contain financial statements audited in accordance with generally accepted accounting principles by certified public accountants); (ii) each of its Quarterly Reports to Stockholders, and its Quarterly Reports on Form 10-QSB; and (iii) a full copy of the registration statement covering the Conversion Shares (the foregoing, in each case, including exhibits); and

     (b) upon the reasonable request of Purchaser, such other information that is generally available to the public.

     7.5  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the SEC which may at any time permit the sale of the Conversion Shares to the public without registration, the Company agrees to use its best efforts to:

     (a) make adequate public information available on a timely basis, as such terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date on which the Company becomes subject to the reporting requirements of the Exchange Act;

     (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act;

     (c) to furnish to Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing Purchaser to sell any of the Conversion Shares without registration.

     7.6  Temporary Cessation of Offers and Sales by Purchaser. The Purchaser
          ----------------------------------------------------
acknowledges that there may occasionally be times when the Company may be required to suspend the use of the prospectus forming part of the Registration Statement for sale of the Conversion Shares until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission and until the prospectus is supplemented or amended to comply with the Securities Act, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Company agrees to file any necessary amendments, supplements and reports as soon as practicable under the circumstances. Purchaser hereby covenants that it will not sell any Common Stock pursuant to said prospectus commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to sales prospectus, as the same may have been supplemented or amended.

     7.7  Transfer of Common Stock After Registration.  Purchaser hereby
          -------------------------------------------
covenants with the Company not to make any sale of the Common Stock except either (i) in accordance with the Registration Statement, in which case Purchaser covenants to comply with the requirement of delivering a current prospectus or (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144.

     7.8  Termination of Obligations.  The obligations of the Company pursuant
          --------------------------
to the Registration Rights Agreement shall cease and terminate upon the earlier to occur of (i) such time as all of the Common Stock have been re-sold, or (ii) such time as all of the Common Stock remaining to be sold may be re-sold in any three-month period pursuant to Rule 144 under the Securities Act.

     7.9  Legend.  The certificate or certificates representing the Preferred
          ------
Stock, Warrants and, upon conversion, the Conversion Shares shall be subject to a legend restricting transfer under the Securities Act of 1933, such legend to be substantially as follows:

     "THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SAID ACT IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY."

     Such securities shall also include any legends required by any applicable state securities laws.

     With respect to the Conversion Shares and the shares underlying the Warrants, the legend(s) shall be removed and the Company shall issue a replacement certificate without such legend to the holder of such certificate if the shares are then registered and are being sold or transferred in accordance with the Registration Statement or if such holder provides to the Company an opinion of counsel reasonably acceptable to the Company, to the effect that a public sale, transfer or assignment of such stock may be made without registration.

     Section 8.  Legal Fees and Expenses.  Each party shall pay the reasonable
                 -----------------------
fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

     Section 9.  Notice of Conversion.  Conversion of the Preferred Stock to
                 --------------------
Common Stock may be exercised in whole or in part by Holder telecopying an executed and completed Notice of Conversion (in the form annexed hereto as Exhibit C) to the Company and delivering by express courier within three (3) business days of exercise. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company shall notify the transfer agent to transmit the certificates representing the Common Stock issuable upon conversion of all or any part of the Preferred Stock (together with the certificates representing any portion of the Preferred Stock not so converted) to the Purchaser via express courier within five (5) business days after the Company has received the original Notice of Conversion and Preferred Stock certificate being so converted. In addition to any other remedies which may be available to the Purchaser, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within such five (5) business day period, the Purchaser will be entitled to revoke the relevant Notice of Conversion by delivering by telecopier with an original by overnight courier a notice to such effect to the positions immediately prior to the delivery of the Notice of Conversion. Upon receipt of such Notice the Company shall return by overnight courier the original certificate representing the Preferred Stock. The Notice of Conversion and certificates representing the portion of the Preferred Stock converted shall be delivered as follows:

     To the Company:

     c/o:  Joe Wimer
           EMB Corporation
           3200 Bristol, 8th Floor
           Costa Mesa, California 92626
           Telecopy:  (714)825-0291

     or to such other person at such other place as the Company shall designate to the Purchaser in writing.

     In the event that the Common Stock issuable upon conversion of the Preferred Stock is not delivered within six (6) business days of receipt by the Company of a valid Conversion Notice and the Preferred Stock to be converted (such date of receipt referred to as the "Conversion Date"), the Company shall pay to the Purchaser, by wire transfer, as non-cumulative additional interest for such failure and not as a penalty, for each Preferred Stock conversion, the greater of $300 per day or .30 of one percent (.30%) of the face amount proposed to be converted, for each day thereafter that the Conversion Shares are not delivered, which non-cumulative additional interest shall run from the seventh business day after the Conversion Date.

     Notwithstanding any other provision herein contained or in any Warrant now held by the Purchaser or hereunder being acquired by the Purchaser, the Preferred Stock may not be converted, and the Warrants may not be exercised in whole or in part at any time if, at the time of such conversion or exercise, such conversion or exercise would cause the Purchaser to be the owner of five (5%) percent or more of any class of the Company's registered securities.

     Section 10.  Notices.  All notices, requests, consents and other
                  -------
communications hereunder shall be in writing, shall be mailed by first class registered or certified airmail, postage prepaid, and shall be deemed given when so mailed:

     (a)  if to the Company, to:

     c/o:  Joe Wimer
           EMB Corporation
           3200 Bristol, 8th Floor
           Costa Mesa, California 92626
           Telecopy:  (714)825-0291

     or to such other person at such other place as the Company shall designate to the Purchaser in writing:

     (b) if to the Purchaser, to it at the address set forth opposite such Purchaser's name on Schedule I hereto.

     or at such other address or addresses as may have been furnished to the Company in writing; or

     (c) if to any transferee or transferees of a Purchaser, at such address or addresses as shall have been furnished to the Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company in writing.

     Section 11.  Miscellaneous.
                  -------------

     11.1 Entire Agreement.  This Agreement, including all Exhibits and
          ----------------
Attachments embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement or any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     11.2 Amendments.  This Agreement may not be modified or amended except
          ----------
pursuant to an instrument in writing signed by Purchaser.

     11.3 Headings.  The headings of the various sections of this Agreement
          --------
have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     11.4 Severability.  In case any provision contained in this Agreement
          ------------
should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     11.5 Governing Law/Jurisdiction.  This Agreement will be construed and
          --------------------------
enforced in accordance with and governed by the laws of the State of New York, United States of America, without reference to principles of conflicts of laws, except for matters arising under the 1933 Act. Each of the parties consents to the jurisdiction of the federal district court of the Southern District of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding
                   ----- --- ----------
in such jurisdictions. Each party hereby agrees that if either party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to its under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceedings by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

     11.6 Recovery of Attorney's Fees.  Should any party bring an action to
          ---------------------------
enforce the terms of this Agreement then, if Purchaser prevails in such action it should be entitled to recovery of its attorney's fees from the Company, and if the Company prevails in such action it shall be entitled to recovery of its attorney's fees from the Purchaser.

     11.7  Fees.  The Company acknowledges that Purchaser shall have no
           ----
responsibility for the payment of any of the Company's fees in connection with this Agreement. The Company shall pay finders fees or placement costs incurred in connection herewith.

     11.8  Counterparts/Facsimile.  This Agreement may be executed in two or
           ----------------------
more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

     11.9  Publicity.  The Purchaser shall not issue any press release or
           ---------
otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the Company, except as may be required by applicable law or regulation.

     11.10 Survival.  The representations and warranties in this Agreement
           --------
shall survive Closing.

     11.11 Separate Agreement.  Each Purchaser shall sign a separate Schedule
           ------------------
I. The Company's obligations to the Purchasers hereunder shall be identical and uniform. The Purchasers may enforce their rights separately or jointly and severally, at their election.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives the day and year first above written.

                                    EMB CORPORATION

                                    By
                                       ---------------------
                                         James E. Shipley, President

                                    PURCHASERS

                                    (Signature on Schedule I)